UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 22, 2007
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Ex-2.1 Share Purchase Agreement dated March 13, 2007
Ex-10.1 Amended and Restated 2000 Stock Plan
Ex-99.1 Press Release dated March 27, 2007

Item 2.01	Completion of Acquisition or Disposition of Assets.
On March 26, 2006, pursuant to the Share Purchase Agreement dated March 13, 2007 by and among Nuance Communications, Inc. (“Nuance”), Bethany Advisors Inc. (“Bethany”), Focus Softek India (Private) Limited (“Softek”) and U.S. Bank National Association, as Escrow Agent (the “Share Purchase Agreement”) Nuance acquired from Bethany all of the outstanding shares (the “Share Purchase”) of Bluestar Resources Ltd., a company incorporated with limited liability as a British Virgin Islands Company (“Bluestar”), and certain assets of Softek for an aggregate purchase price of approximately $54.5 million.
The terms of the Share Purchase are more fully described in the Share Purchase Agreement, attached as Exhibit 2.1 to this Current Report on Form 8-K. A copy of the press release announcing the closing of the Merger is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 22, 2007, Nuance held its annual meeting of stockholders. At the meeting, Nuance’s stockholders approved, among other things, an amendment to Nuance’s 2000 Stock Plan (the “2000 Plan”) to increase the number of shares of common stock authorized for issuance under the 2000 Plan by 3,800,000 shares.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired
(1)	The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(b)	Pro Forma Financial Information
(1)	The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(d)	Exhibits
2.1	Share Purchase Agreement dated March 13, 2007 by and among Nuance Communications, Inc., Bethany Advisors Inc., Focus Softek India (Private) Limited and U.S. Bank National Association, as Escrow Agent.

10.1	Amended and Restated 2000 Stock Plan.

99.1	Press Release dated March 27, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: March 28, 2007	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Senior Vice President and Chief Financial Officer